================================================================================
TO THE STOCKHOLDERS

The tragic events of September 11 shook the entire world, and J. & W. Seligman & Co. Incorporated was no exception. We were shocked and saddened by the devastation and loss of life that took place just miles from our offices in New York City, as well as at the Pentagon and in Pennsylvania. Our heartfelt condolences go out to our many friends, colleagues, neighbors, and others who were personally affected.

     Even as we struggle to cope with a changed world, the business of our country goes on. For the three months ended September 30, 2001, Seligman Select Municipal Fund posted a total return of 3.96% based on market price and 3.92% based on net asset value. The Fund's yield on September 30, 2001, based on market price was 5.87%. At period-end, the Fund offered a taxable equivalent yield of 9.64%, based on a federal tax bracket of 39.1%. Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 2.50% to 4.85%.

     The terrorist attacks came at a time of continued economic sluggishness and weakening consumer confidence. In their immediate aftermath, the US economy virtually shut down, as airplanes were grounded, businesses were idle, and the stock market closed for four days. As a result, the economy suffered significant short-term damage, and there was increased uncertainty on the part of businesses and consumers.

     The response from the Federal Reserve Board and the federal government was quick and decisive. On September 17, the Fed cut interest rates 50 basis points, followed by a second 50-basis-point cut on October 2. Rates now stand at a 39-year low, and the Fed hopes the increased liquidity will provide a boost to the economy. The federal government has crafted an economic stimulus package that includes both increased spending and tax cuts.

     After the attacks, the yields on long- and medium-term US Treasury bonds rose sharply, hurt by investor worries that the Fed's new round of easing might spark inflation. Risk-averse investors flocked to short-term Treasuries, whose yields fell modestly due to increased demand.

     Municipal issuance was disrupted immediately after the attacks, but has now resumed. Prior to the attacks, states and municipalities had seen declining revenues due to the economic slowdown. This will likely continue as the economy bottoms out, but it is important to keep in mind that states and municipalities are generally much healthier now than they were during the last major economic downturn. Municipal credit quality continues to improve, and demand for municipals remains strong. In addition, a minimum of 80% of the Fund's portfolio is in AAA-rated bonds, the highest rating available.

     The American people and our economy have, in past crises, proven remarkably resilient. The tragedy hurt our economy in the short term, but the long-term productive capacity of the US economy remains unchanged. We believe the current uncertainty is temporary, and we expect that the economy will respond favorably by mid-2002 to monetary and fiscal stimulus measures.

     We thank you for your continued support of Seligman Select Municipal Fund. A discussion with your Portfolio Manager, as well as the Fund's performance history and portfolio of investments, follows this letter.

By order of the Board of Directors,


/s/ William C. Morris

William C. Morris
Chairman

                                 /s/ Thomas G. Moles

                                 Thomas G. Moles
                                 President

October 27, 2001

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

[PHOTO OMITTED]

SELIGMAN MUNICIPALS TEAM: (FROM LEFT) EILEEN COMERFORD,
AUDREY KUCHTYAK, THERESA BARION, DEBRA MCGUINNESS,
THOMAS G. MOLES (PORTFOLIO MANAGER)


WHAT ECONOMIC AND MARKET FACTORS AFFECTED SELIGMAN SELECT MUNICIPAL FUND DURING THE THIRD QUARTER?

     Declining long-term municipal yields and strong supply trends were temporarily reversed as a result of the tragic events of September 11. New issue volume fell 20% during September, due to postponements and cancellations of scheduled offerings. Nevertheless, year-to-date figures remain strong. Total volume is up 34% compared with the same period last year, while issuance of rate-sensitive refunding bonds rose an impressive 227%. If activity continues at the current pace, municipal issuance in 2001 may be the third largest on record. Demand for municipal bonds has been strong for most of the year. Disappointing equity market returns and worsening economic conditions have prompted many investors to shift investment dollars into the municipal market. Additionally, municipal bonds currently offer a significant yield advantage compared with the after-tax returns of Treasury bonds.

     The impact of the September 11 disaster was felt most acutely by New York City. Apart from the devastating human toll, monetary losses are staggering, ranging from the cost of the rescue and clean-up operation to the loss of revenue suffered by businesses destroyed or forced to relocate. The sharp drop-off in tourism has resulted in a corresponding decline in the revenues of area airports, restaurants, hotels, theaters, and retail stores. The federal government has, however, pledged billions of dollars in aid for the massive recovery efforts. At present, New York City is not facing an immediate credit crisis and intermediate risk appears manageable. The long-term risks are uncertain, however, and will need to be reassessed over time. Additionally, New York is preparing for a change of administration at City Hall in January 2002. Recently, the major municipal credit rating agencies affirmed their outstanding ratings on New York City debt. At September 30, 2001, the Fund had 3% of its portfolio invested in the Port Authority of New York and New Jersey, a holding that is insured and rated AAA.

WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS PERIOD?

     We remain committed to the Fund's emphasis on quality, and continue to maintain a minimum of 80% of the portfolio in AAA-rated municipal bonds, the highest rating available. The Fund is diversified among many sectors of the municipal market, our largest sector weighting being Pollution Control/Industrial Development Revenues. The second largest sector weighting is Transportation, which encompasses airports, port facilities, and toll roads. The Fund has exposure to airport bonds, a sector that has been hurt by the sharp decline in

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

air traffic; however, all of our airport debt is insured and rated AAA. The Fund's portfolio is geographically diverse as well, comprised of bonds from 20 different states. California is the Fund's largest state position. Demand for high-quality California bonds has been strong, causing the prices of many California bonds to appreciate more quickly than the general market. During the past quarter, three of the top five performing holdings in the Fund were California issues.

     Long-term municipal yields have been trending lower since the beginning of 2000. A declining interest rate environment increases the possibility that states and municipalities will seek to lower debt costs and retire their outstanding, higher-yielding bonds. We continually seek to minimize the reinvestment risk posed by short-call bonds by limiting the percentage of Fund holdings that are callable over the next several years. As a result of our efforts, the Fund's call exposure has improved significantly.

WHAT IS YOUR OUTLOOK?

     While the municipal market has not yet fully recovered from the events of September 11, it is making steady progress. Issuance is back on track and long-term municipal yields are currently lower than at quarter-end. Demand for municipal bonds has kept pace with the robust supply, a trend we hope will continue. After the attacks, the initial shock and ensuing uncertainty prompted consumers to sharply curtail spending at a difficult time for the US economy. As a result, it appears that the current economic slowdown may be more prolonged than anticipated, despite the efforts of the Federal Reserve Board and Congress to stimulate economic activity. Nevertheless, we believe that current monetary and fiscal policy will ultimately elicit a meaningful recovery. The nation's states and municipalities will likely experience further revenue reductions as a result of the tragedy, and many will be forced to adjust their spending or face budget deficits. However, states and municipalities are generally much healthier now than at the time of the last economic downturn, and this should enable them to better withstand the effects of the current slowdown. The United States has many challenges to face in the months to come, but we take comfort in the knowledge that our nation and its citizens have a long history of triumph over adversity.

================================================================================
INVESTMENT RESULTS PER COMMON SHARE

--------------------------------------------------------------------------------
TOTAL RETURNS*
FOR PERIODS ENDED SEPTEMBER 30, 2001


                                                          Average Annual
                                                    ---------------------------
                               Three      Nine       One       Five       Ten
                              Months     Months      Year      Years     Years
                              ------     ------     ----       -----    -------
       Market Price**          3.96%     10.58%     11.48%     3.85%     5.87%
       Net Asset Value**       3.92%      6.47%     13.57%     6.96%     7.68%


PRICE PER SHARE
                          September 30,   June 30,     March 31,    December 31,
                              2001          2001         2001          2000
                          ------------    --------     ---------    -----------
       Market Price          $10.45        $10.20       $10.24         $9.875
       Net Asset Value        11.87         11.59        11.75          11.65

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                                                            Capital Gain
                                                       ----------------------
                                   Dividends Paid+     Realized     Unrealized
                                   --------------      --------     ----------
                                      $0.460            $0.011        $0.862++

ANNUAL DISTRIBUTION RATE

The annualized distribution rate based on current market price at September 30, 2001, was 5.87%, which is equivalent to a taxable yield of 9.64% based on the maximum federal tax rate of 39.1%.

      --------------------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

*  Returns for periods of less than one year are not annualized.

** These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

+ Preferred Stockholders were paid dividends at annual rates ranging from 2.50% to 4.85%. Earnings on the Fund's assets in excess of the Preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to Common Stockholders may be taxable as ordinary income.

++ Represents the per share amount of unrealized appreciation of portfolio securities as of September 30, 2001.
--------------------------------------------------------------------------------

===================================================================================================================================
PORTFOLIO OF INVESTMENTS (unaudited)                                                                             SEPTEMBER 30, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                            FACE                                                                     RATINGS
STATE                      AMOUNT                        MUNICIPAL BONDS                           MOODY'S/S&P         MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
ALABAMA -- 6.3%         $10,000,000   Jefferson County Sewer Rev.
                                        (Capital Improvement Warrants),
                                        5.125% due 2/1/2039 .....................................     Aaa/AAA         $  9,746,100
                          5,000,000   McIntosh Industrial Development Board,
                                        Environmental Facilities Rev. (CIBASpecialty
                                        Chemicals), 5.375% due 6/1/2028 .........................      A2/A              4,939,550
ALASKA -- 2.7%            2,395,000   Alaska Energy Authority Power Rev.
                                        (Bradley Lake Hydroelectric Project),
                                        6% due 7/1/2021 .........................................     Aaa/AAA            2,712,745
                          3,605,000   Alaska Housing Finance Corp. (Collateralized
                                        Home Mortgage Rev.), 7.65% due 6/1/2024 .................     Aaa/AAA            3,622,700
CALIFORNIA -- 16.6%       9,130,000   California Pollution Control Financing Authority
                                        Sewage and Solid Waste Disposal Facilities
                                        Rev. (Anheuser-Busch Project),
                                        5.75% due 12/1/2030* ....................................      A1/A+             9,518,755
                          4,100,000   Foothill/Eastern Transportation Corridor Agency
                                        Toll Road Rev., 5.75% due 1/15/2040 .....................    Baa3/BBB-           4,205,329
                          4,000,000   San DiegoPublic Facilities Financing Authority
                                        Sewer Rev. Series 1999-A, 5% due 5/15/2029 ..............     Aaa/AAA            4,005,840
                          5,700,000   San Diego Public Facilities Financing Authority
                                        Sewer Rev. Series 1999-B, 5% due 5/15/2029 ..............     Aaa/AAA            5,703,990
                         10,000,000   San Francisco City and County Airports
                                        Commission Rev. (International Airport),
                                        6.30% due 5/1/2025* .....................................     Aaa/AAA           10,753,200
                          4,000,000   San Joaquin Hills Transportation Corridor Agency
                                        Rev. (Orange County Senior Lien Toll Road),
                                        6.75% due 1/1/2032(o) ...................................     Aaa/AAA            4,299,680
GEORGIA -- 3.6%           7,965,000   Georgia Housing and Finance Authority Rev.
                                        (Single Family Mortgage), 6.10% due 6/1/2031* ...........     Aa2/AAA            8,305,982
ILLINOIS -- 3.3%          7,500,000   Chicago GOs, 5.50% due 1/1/2040 ...........................     Aaa/AAA            7,710,300
LOUISIANA -- 4.2%         8,070,000   Louisiana Public Facilities Authority Hospital Rev.
                                        (Southern Baptist Hospitals, Inc. Project), 8%
                                        due 5/15/2012 ++.........................................     NR/AAA             9,757,840
MASSACHUSETTS -- 2.0%     4,000,000   Massachusetts Bay Transportation Authority
                                        General Transportation System Rev.,
                                        5.625% due 3/1/2026(o) ..................................     Aaa/AAA            4,424,920
MICHIGAN -- 0.9%          2,000,000   Kalamazoo Hospital Finance Authority Rev.
                                        (Bronson Methodist Hospital),
                                        5.50% due 5/15/2028 .....................................     Aaa/NR             2,042,420
MINNESOTA -- 1.1%         2,500,000   Minnesota Agricultural and Economic
                                        Development Board Rev. (The Evangelical
                                        Lutheran Good Samaritan Society Project),
                                        6.625% due 8/1/2025 .....................................      A3/A-             2,669,225
MISSOURI -- 2.6%          6,000,000   Missouri State Housing Development Commission
                                        Single Family Mortgage Rev. (Homeownership
                                        Loan Program), 5.50% due 3/1/2033* ......................     NR/AAA             6,046,020

----------

See footnotes on page 7.

===================================================================================================================================
PORTFOLIO OF INVESTMENTS (unaudited)  (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                            FACE                                                                     RATINGS
STATE                      AMOUNT                        MUNICIPAL BONDS                           MOODY'S/S&P         MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY -- 3.4%      $ 8,000,000   New Jersey Economic Development Authority
                                        Water Facilities Rev. (American Water Co. Inc.),
                                        5.375% due 5/1/2032* ....................................     Aaa/AAA         $  8,140,000
NEW YORK -- 9.5%         10,000,000   New York State Energy Research & Development
                                        Authority Electric Facilities Rev. (Consolidated
                                        Edison Co. NY Inc. Project), 6.10% due 8/15/2020 ........     Aaa/AAA           11,022,200
                         10,000,000   New York State Thruway Authority General Rev.,
                                        6% due 1/1/2025(o) ......................................     Aaa/AAA           11,182,100
NEW YORK AND              6,500,000   Port Authority of New York and New Jersey
  NEW JERSEY -- 3.0%                    (JFK International Air Terminal LLC Project
                                        Rev.), 5.75% due 12/1/2022* .............................     Aaa/AAA            6,792,305
OHIO -- 1.4%              2,895,000   Cleveland Waterworks Improvement First
                                        Mortgage Rev., 5.75% due 1/1/2021(o) ....................     Aaa/AAA            3,230,965
                            105,000   Cleveland Waterworks Improvement First
                                        Mortgage Rev., 5.75% due 1/1/2021 .......................     Aaa/AAA              110,040
PENNSYLVANIA -- 7.1%      2,500,000   Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 6.80% due 1/1/2010* .............     Aaa/AAA            2,572,375
                          3,000,000   Lehigh County Industrial Development Authority
                                        Pollution Control Rev. (Pennsylvania Power &
                                        Light Company Project), 6.15% due 8/1/2029 ..............     Aaa/AAA            3,193,590
                         10,000,000   Philadelphia Airport Rev., 6.10% due 6/15/2025* ...........     Aaa/AAA           10,689,000
SOUTH CAROLINA -- 2.2%    5,000,000   South Carolina Ports Authority Rev., 5.30%
                                        due 7/1/2026* ...........................................     Aaa/AAA            5,011,400
SOUTH DAKOTA -- 1.8%      3,985,000   South Dakota Housing Development Authority
                                        (Homeownership Mortgage Rev.),
                                        6.30% due 5/1/2030* .....................................     Aa1/AAA            4,185,685
TENNESSEE -- 3.6%         8,000,000   Humphreys County Industrial Development Board
                                        Solid Waste Disposal Rev. (E.I. duPont de
                                        Nemours & Co. Project), 6.70% due 5/1/2024* .............     Aa3/AA-            8,470,240
TEXAS -- 11.0%            5,000,000   Dallas-Fort Worth International Airports Rev.,
                                        5.75% due 11/1/2030* ....................................     Aaa/AAA            5,172,800
                          3,000,000   Houston Airport System Rev., 5.625%
                                        due 7/1/2030* ...........................................     Aaa/AAA            3,069,030
                          4,000,000   Houston Higher Education Finance Corporation Rev.
                                        (Rice University Project), 5.375% due 11/15/2029 ........     Aaa/AAA            4,070,480
                          5,000,000   Lower Neches Valley Authority Industrial
                                        Development Corp. Sewer Facilities Rev. (Mobil
                                        Oil Refining Corp. Project), 6.40% due 3/1/2030* ........     Aaa/AAA            5,280,950
                          7,500,000   Matagorda County Navigation District No. 1
                                        Pollution Control Rev. (Central Power and Light
                                        Co. Project), 6.125% due 5/1/2030* ......................     Aaa/AAA            7,925,400
VIRGINIA -- 1.8%          5,000,000   Pocahontas Parkway Association Toll Road Rev.
                                        (Route 895 Connector), 5.50% due 8/15/2028 ..............    Baa3/BBB-           4,196,750

----------

See footnotes on page 7.

===================================================================================================================================
                                                                                                                 SEPTEMBER 30, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                            FACE                                                                     RATINGS
STATE                      AMOUNT                        MUNICIPAL BONDS                           MOODY'S/S&P         MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
WASHINGTON -- 9.2%      $ 4,795,000   Chelan County Public Utility District No. 001
                                        (Chelan Hydro Consolidated System Rev.),
                                        6.25% due 7/1/2017* .....................................     Aaa/AAA         $  5,178,456
                          5,000,000  Chelan County Public Utility District No. 001
                                        (Chelan Hydro Consolidated System Rev.),
                                        6.35% due 7/1/2028* .....................................     Aaa/AAA            5,399,750
                         10,000,000   King County Sewer GOs, 6.125% due 1/1/2033 ................     Aaa/AAA           10,783,100
                                                                                                                      ------------
TOTAL MUNICIPAL BONDS (Cost $214,702,493) -- 97.3%...............................................................      226,141,212
VARIABLE RATE DEMAND NOTES (Cost $2,900,000) -- 1.2%.............................................................        2,900,000
OTHER ASSETS LESS LIABILITIES -- 1.5%............................................................................        3,498,605
                                                                                                                      ------------
NET INVESTMENT ASSETS -- 100.0%..................................................................................     $232,539,817
                                                                                                                      ============


----------

* Interest income earned from this security is subject to the federal alternative minimum tax.

++ Escrowed-to-maturity security.

(o)  Pre-refunded security.

Note: Investments in municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

                      Seligman Select Municipal Fund, Inc.
                                   MANAGED BY

                                [SELIGMAN LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com

                     PHOTO: COURTESY MICHIGAN TRAVEL BUREAU
                                               CESEL3c 9/01




                                    SELIGMAN
                                =================

                                     SELECT
                                =================

                                    MUNICIPAL
                                   FUND, INC.

                                [PHOTO OMITTED]

                                [SELIGMAN LOGO]

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2001